SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 2, 2023 (October 27, 2023)
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	FRBK	OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01       Entry into a Material Definitive Agreement

Securities Purchase Agreement

On October 27, 2023, Republic First Bancorp, Inc., a Pennsylvania corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with George E. Norcross, III, Gregory B. Braca, Philip A. Norcross, Alessandra T. Norcross and Alexander S. Norcross (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”), pursuant to which the Company agreed to sell shares of the Company’s common stock, par value $0.01 per share, at a purchase price of $0.05 per share (the “Common Stock”), and shares of a newly-issued series of Series B convertible perpetual preferred stock, par value $0.01 per share, at a purchase price of $50.00 per share (the “Series B Preferred Stock” and together with the Common Stock, the “Securities”) (collectively, the “Private Placement”). The Purchasers have agreed, in the aggregate, to purchase $435,750 worth of Common Stock and $34,564,250 worth of Series B Preferred Stock. The Purchasers will also receive, in the aggregate, warrants to purchase 105,000 shares of Series B Preferred Stock (the “Warrants”), which shall be exercisable any time following the occurrence of the Triggering Event (as defined below), but no later than seven years after the Warrant is issued, at an exercise price equal to $0.01 per share, upon the occurrence of certain events.

The obligations of the Company and the Purchasers to consummate the Private Placement pursuant to the Purchase Agreement are subject to the satisfaction (or waiver, as applicable) of certain closing conditions, including, among others, conditions relating to the Company’s regulatory status and access to liquidity, confirmation that the Private Placement will not result in a change of control for accounting purposes, and the Company’s filing of its Annual Report on Form 10-K for the year ended December 31, 2022. In addition, each Purchaser shall have submitted all filings with and received all approvals required by applicable governmental entities to permit such Purchaser to acquire and hold the Securities, including the approval of the Board of Governors of the Federal Reserve System under the Change in Bank Control Act of 1978, as amended, and the Pennsylvania Department of Banking and Securities under applicable laws of Pennsylvania. Subject to satisfaction of such conditions, the Private Placement is expected to close in November 2023.

The Company intends to use the net proceeds of the Private Placement to strengthen the Company’s current balance sheet and improve the regulatory capital of Republic First Bank (the “Bank”). The Purchase Agreement contains representations, warranties, and covenants of the Company and the Purchasers that are customary in private placement transactions.

Pursuant to the terms of the Purchase Agreement, beginning on the date of the Purchase Agreement, the Company invited Philip A. Norcross and Gregory B. Braca (the “Observers”) to attend all meetings of the board of directors of the Company and the Bank (the “Boards”), or any committees thereof, solely in a nonvoting, nonparticipating observer capacity. Immediately following the closing of the transactions contemplated by the Purchase Agreement (the “Closing”), Harry Madonna, Lisa Jacobs, Harris Wildstein and Andrew Cohen will resign from the Boards. The continuing directors will appoint the Observers to the Boards to represent the Purchasers and Mary Pat Christie and John Michael Vazquez will be appointed to the Boards as independent directors. Following the foregoing resignations and appointments, the Boards will consist of Thomas X. Geisel, Benjamin C. Duster, IV, Peter B. Bartholow, Philip A. Norcross, Gregory B. Braca, Mary Pat Christie, and John Michael Vazquez.

The Purchase Agreement provides for customary pre-emptive rights for the Purchasers so long as the Purchasers, together with their respective affiliates, continue to hold, in the aggregate, at least 50% of the Series B Preferred Stock or 9.9% of the outstanding equity securities of the Company.

The Purchase Agreement provides that as soon as practicable, and no later than December 31, 2023, the Company shall duly call, give notice of, establish a record date for, convene and hold a special meeting of its shareholders (the “Shareholder Meeting”) to approve (i) the amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock to 3,000,000,000, (ii) the restoration of voting rights as provided pursuant to Subchapter 25G of the Pennsylvania Business Corporation Law and the Pennsylvania Entity Transactions Law (collectively, the “PBCL”) for all Common Stock of the Company acquired by the Purchasers or otherwise owned by the Purchasers or any of their respective affiliates, which could be considered “control shares” under Subchapter 25G of the PBCL, and (iii) the acquisition of equity securities of the Company by Purchasers or any of their respective affiliates and the disposition of any equity securities of the Company now or hereafter owned by the Purchasers or any of their respective affiliates, in each case for purposes of Subchapter 25H of the PBCL (collectively, the “Shareholder Approval”).

Prior to the Closing, the Company may not solicit or enter into another transaction involving the issuance of 5% or more of the outstanding shares of Common Stock. However, if prior to the Closing, the Company receives an unsolicited proposal from a third party involving the acquisition of 50% or more of the outstanding shares of Common Stock, then the Company may terminate the Purchase Agreement if the Company’s board of directors determines that such unsolicited proposal is more favorable to the Company’s shareholders from a financial point of view and failure to terminate the Purchase Agreement in favor of such proposal would be inconsistent with the fiduciary duties of the Company’s board of directors, subject to payment of a termination fee to the Purchasers equal to 3% of the purchase price committed to be paid by such Purchasers pursuant to the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The issuance of the Securities pursuant to the Purchase Agreement and the other documents discussed below is exempt from registration pursuant to the exemption provided under Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”). The offering was made only to accredited investors as that term is defined in Rule 501(a) of Regulation D under the Act.

Series B Preferred Stock

In connection with the Private Placement, at the Closing, the Company will file the Statement with Respect to Shares for Perpetual, Convertible Preferred Stock, Series B (the “Series B Statement”) with the Department of State of the Commonwealth of Pennsylvania to authorize and issue the shares of Series B Preferred Stock to the Purchasers. The liquidation value of the Series B Preferred Stock is $50.00 per share (the “Liquidation Amount”). The preferences, limitations, powers and relative rights of the Series B Preferred Stock are set forth in the Series B Statement and are described below.

Prior to the Trigger Start Date, holders of the Series B Preferred Stock will be entitled to receive dividends if declared by the Company’s board of directors, in the same per share amount as paid on the Common Stock on an as-converted basis. No dividends will be payable on the Common Stock unless a dividend identical to that paid on the Common Stock on an as-converted basis is payable at the same time on the Series B Preferred Stock. In addition to the dividends payable on the Common Stock, beginning on the Trigger Start Date and ending on the Trigger End Date, holders of the Series B Preferred Stock will be entitled to receive cash dividends at the annual rate of 12% of the Liquidation Amount, payable quarterly in arrears. The “Trigger Start Date” means (i) if the Shareholder Approval is not obtained in full at the Shareholder Meeting, then the date of such meeting or (ii) if the Shareholder Meeting is not held by March 1, 2024, then March 1, 2024. The “Trigger End Date” means the date that the Shareholder Approval is obtained.

Each share of Series B Preferred Stock is convertible into 1,000 shares of Common Stock, subject to adjustment, effective as of the close of business on the date that the Company obtains the Shareholder Approval and files an amendment to the Articles of Incorporation of the Company to authorize an increase in the number of authorized shares of Common Stock.

Unless the shares of Series B Preferred Stock have previously been converted into shares of Common Stock as described above, each share of Series B Preferred Stock will automatically convert into 1,000 shares of Common Stock upon a “Permissible Transfer” of such shares of Series B Preferred Stock. A “Permissible Transfer” is a transfer by a holder of Series B Preferred Stock (i) to the Company; (ii) in a widely distributed public offering of Common Stock or Series B Preferred Stock; (iii) that is part of an offering that is not a widely distributed public offering of Common Stock or Series B Preferred Stock but is one in which no one transferee acquires the rights to receive 2% or more of any class of voting securities; or (iv) to a transferee that controls more than 50% of the voting securities of the Company without giving effect to such transfer.

The Series B Preferred Stock will rank, as to payments of dividends and distribution of assets upon dissolution, liquidation or winding up of the Company, pari passu with the Common Stock on an as-converted basis. Additionally, after the Trigger Start Date until the Trigger End Date, certain fundamental corporate transactions will constitute “deemed liquidation events”, unless holders of a majority of the outstanding shares of the Series B Preferred Stock elect otherwise. Upon any such deemed liquidation event, subject to the rights of any persons that are holders of any senior class or series of securities, the holders of the Series B Preferred Stock will be entitled to a distribution equal to two times the amount of the Liquidation Amount per share of Series B Preferred Stock, plus any declared but unpaid dividends. Holders of Series B Preferred Stock will have no voting rights, except as to amendments or changes that would adversely affect the rights, preferences or privileges of the Series B Preferred Stock, or that would increase or decrease the number of authorized shares of Series B Preferred Stock, or as may be required by law. The Series B Preferred Stock will not be redeemable by either the Company or by the holder. Dividends on the Series B Preferred Stock are not cumulative.

On the Trigger Start Date, as set forth the Series B Statement, the “Applicable Percentage” (as defined below) of the then outstanding shares of Series B Preferred Stock, on a pro rata basis with respect to each holder, will automatically be exchanged for a new series of shares of preferred stock designated as the “Series B-1 Convertible Perpetual Preferred Stock” (the “Series B-1 Preferred Stock”), which such Series B-1 Preferred Stock will have identical terms as the Series B Preferred Stock except that dividends on the Series B-1 Preferred Stock will be cumulative. The “Applicable Percentage” means a number of the then outstanding shares of Series B Preferred Stock that, after exchanged to Series B-1 Preferred Stock, would result in each of the Bank and the Company exceeding certain quantitative capital requirements necessary to be deemed “well capitalized” under applicable bank regulations.

The foregoing description of the Series B Statement does not purport to be complete and is qualified in its entirety by the full text of the form of Series B Statement, a copy of which is filed as Exhibit D to Exhibit 10.1 hereto and is incorporated herein by reference.

Warrants

Pursuant to the Purchase Agreement, at the Closing, the Company shall issue the Warrants to the Purchasers. The Warrants are exercisable for $0.01 per share of Series B Preferred Stock at any time after their issuance, in whole or in part, following a “Triggering Event” and until the seventh anniversary of their date of issuance. A “Triggering Event” means (i) the Shareholder Approval is not obtained in full at the Shareholder Meeting, or (ii) the Shareholder Meeting to obtain Shareholder Approval is not held by March 1, 2024. In the event the Shareholder Approval is obtained in full at the Shareholders’ Meeting prior to March 1, 2024, the Warrants will terminate automatically and will become null and void.

The Warrants are subject to adjustment from time to time upon the occurrence of certain events, including: (i) the Company declaring a dividend or making a distribution on its Series B Preferred Stock in shares of Series B Preferred Stock, or (ii) splitting, subdividing or reclassifying the outstanding shares of Series B Preferred Stock into a greater number of shares. If an adjustment to the exercise price shall result in a requirement to obtain shareholder approval, the Company will pay cash dividends on the Warrants in lieu of any such adjustment. If the Company declares a cash dividend, the holder of the Warrants shall receive its pro rata portion of such dividend as if the Warrants had been exercised in full prior to the record date of such dividend in lieu of any such adjustment. If a merger, consolidation, or reorganization occurs, the Warrant becomes exercisable for the stock or other securities or assets of the Company, or any successor of the Company, that the warrantholder would have received if it had exercised the Warrant prior to the merger or other corporate event.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Warrants, a copy of which is filed as Exhibit F to Exhibit 10.1 hereto and is incorporated herein by reference.

Registration Rights Agreement

At the Closing, the Company has agreed to enter into a registration rights agreement with the Purchasers (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, following the request of the Purchasers, the Company is required to file a resale registration statement by no later than 30 months following the date of the Closing to register the resale of the Securities.

Pursuant to the Registration Rights Agreement, if the Company intends to file a registration statement covering a primary or secondary offering of any of its Common Stock, Series B Preferred Stock, or other securities, which is not a registration solely to implement an employee benefit plan pursuant to a registration statement on Form S-8 or a registration statement on Form S-4, the Company will promptly give written notice to the holders of the Securities of its intention to effect such a registration, and the Company will effect the registration under the Securities Act of all registrable securities that the holders request be included in such registration.

At any time that a shelf registration statement is effective, if any Purchaser intends to sell any of its securities in a shelf offering, then the Company has to amend the shelf registration statement to enable the securities to be sold under such shelf offering. The Company only has to undertake an underwritten offering if the expected gross proceeds exceed $20,000,000.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Registration Rights Agreement, a copy of which is filed as Exhibit C to Exhibit 10.1 hereto and is incorporated herein by reference.

Voting Agreement

On October 27, 2023, each member of the Boards delivered to the Purchasers a voting agreement setting forth the terms and conditions by which such member of the Boards, in his or her capacity as a shareholder of the Company (the “Shareholder”), agrees to vote in favor of the Shareholder Approval (collectively, the “Voting Agreements”), which such Voting Agreements were acknowledged and agreed to by the Purchasers. Pursuant to each Voting Agreement, at the Shareholder Meeting, the Shareholder agrees to: (i) cause such Shareholder’s shares to be counted as present for the purpose of establishing a quorum, (ii) vote such shares in favor of the Shareholder Approval, any other matter that is reasonably necessary to be approved to facilitate the Shareholder Approval, and any proposal to adjourn or postpone if there are not sufficient votes to obtain the Shareholder Approval, and (iii) vote the shares against any competing or inconsistent proposal with the Shareholder Approval and any proposal that could interfere with the Shareholder Approval.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by the full text of the Voting Agreements, copies of which are filed as Exhibit 10.2 through Exhibit 10.8 hereto and are incorporated herein by reference.

Item 3.02 – Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Forward-Looking Statements

Certain statements and information contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained herein are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. For example, risks and uncertainties can arise with changes in: our ability to consummate the transactions contemplated in the Current Report on Form 8-K; general economic conditions, including turmoil in the financial markets and related efforts of government agencies to stabilize the financial system; the impact of the COVID-19 pandemic on our business and results of operation; geopolitical conflict and inflationary pressures including Federal Reserve interest rate hikes; the adequacy of our allowance for credit losses and our methodology for determining such allowance; adverse changes in our loan portfolio and credit risk-related losses and expenses; concentrations within our loan portfolio, including our exposure to commercial real estate loans; inflation; changes to our primary service area; changes in interest rates; our ability to identify, negotiate, secure and develop new branch locations and renew, modify, or terminate leases or dispose of properties for existing branch locations effectively; business conditions in the financial services industry, including competitive pressure among financial services companies, new service and product offerings by competitors, price pressures and similar items; deposit flows; loan demand; the regulatory environment, including evolving banking industry standards, changes in legislation or regulation; our securities portfolio and the valuation of our securities; accounting principles, policies and guidelines as well as estimates and assumptions used in the preparation of our financial statements; rapidly changing technology; our ability to regain compliance with Nasdaq Listing Rules 5250(c)(1) and 5620(a); the failure to maintain current technologies; failure to attract or retain key employees; our ability to access cost-effective funding; fluctuations in real estate values; litigation liabilities, including costs, expenses, settlements and judgments; and other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services. You should carefully review the risk factors described in the Annual Report on Form 10-K for the year ended December 31, 2021, and other documents the Company files from time to time with the Securities and Exchange Commission. The words “would be,” “could be,” “should be,” “probability,” “risk,” “target,” “objective,” “may,” “will,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and similar expressions or variations on such expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. We do not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

Important Additional Information

The Company intends to file a definitive proxy statement and may file a WHITE proxy card with the SEC in connection with the 2022 Annual Meeting and, in connection therewith, the Company, certain of its directors and executive officers will be participants in the solicitation of proxies from the Company’s shareholders in connection with such meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE 2022 ANNUAL MEETING. The Company’s definitive proxy statement for the 2021 annual meeting of shareholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website at http://investors.myrepublicbank.com/ or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at http://investors.myrepublicbank.com.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement, by and among Republic First Bancorp, Inc. and the Purchasers identified on the signature pages thereto, dated October 27, 2023.

10.2	Voting Agreement, by Thomas X. Geisel, and acknowledged and agreed to by the Purchasers identified on the signature page thereto, dated October 27, 2023.

10.3	Voting Agreement, by Peter B. Bartholow, and acknowledged and agreed to by the Purchasers identified on the signature page thereto, dated October 27, 2023.

10.4	Voting Agreement, by Lisa Jacobs, and acknowledged and agreed to by the Purchasers identified on the signature page thereto, dated October 27, 2023.

10.5	Voting Agreement, by Harry Madonna, and acknowledged and agreed to by the Purchasers identified on the signature page thereto, dated October 27, 2023.

10.6	Voting Agreement, by Harris Wildstein, and acknowledged and agreed to by the Purchasers identified on the signature page thereto, dated October 27, 2023.

10.7	Voting Agreement, by Benjamin C. Duster, IV, and acknowledged and agreed to by the Purchasers identified on the signature page thereto, dated October 27, 2023.

10.8	Voting Agreement, by Andrew Cohen, and acknowledged and agreed to by the Purchasers identified on the signature page thereto, dated October 27, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2023	REPUBLIC FIRST BANCORP,INC.

	By:	/s/ Brian F. Doran
	Name:	Brian F. Doran
	Title:	Executive Vice President andGeneral Counsel